UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[X] Preliminary Proxy Statement

[ ] Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[ ] Definitive Proxy Statement

[ ] Definitive Additional Materials

[ ] Soliciting Material Pursuant to Section 240.14a-12

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Eaton Vance Growth Trust
Eaton Vance Mutual Funds Trust
Eaton Vance Special Investment Trust
(Name of Registrants as Specified in Their Charters)

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(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i) (1) and 0-11.

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[ ] Fee paid previously with preliminary materials.

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[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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EATON VANCE GROWTH TRUST

Eaton Vance Focused Growth Opportunities Fund

EATON VANCE MUTUAL FUNDS TRUST

Eaton Vance Tax-Managed Multi-Cap Growth Fund

EATON VANCE SPECIAL INVESTMENT TRUST

Eaton Vance Growth Fund

Two International Place

Boston, Massachusetts 02110

July [24], 2020

Dear Shareholder:

We cordially invite you to attend a Special Joint Meeting of Shareholders (the “Meeting”) of Eaton Vance Focused Growth Opportunities Fund, a series of Eaton Vance Growth Trust, Eaton Vance Tax-Managed Multi-Cap Growth Fund, a series of Eaton Vance Mutual Funds Trust, and Eaton Vance Growth Fund, a series of Eaton Vance Special Investment Trust (collectively, the “Funds”) on Thursday, September 17, 2020, at 11:30 a.m. (Eastern Time) at Two International Place, Boston, Massachusetts, 02110. There is an important proposal affecting each Fund. We ask you to read the enclosed information carefully and to submit your vote promptly.

In the proxy statement that follows this letter, the Boards of Trustees (the “Board) is asking shareholders of the Funds to:

1.	Approve a change in each Fund’s diversification status from diversified to non-diversified, as such terms are defined under the Investment Company Act of 1940, as amended. This proposal applies to the respective shareholders of each Fund; and

2.	Consider and act upon any other matters which may properly come before the Meeting and any adjourned or postponed sessions thereof.

Because a fund’s diversification policy is considered fundamental under federal securities laws, revising or eliminating the policy requires shareholder approval.

We realize that most of our shareholders will not be able to attend the Meeting and vote their shares in person. However, your Fund(s) do need your vote. You can vote by mail, telephone, or over the Internet, as explained in the enclosed material. If you later decide to attend the Meeting, you may revoke your proxy and vote your shares in person. By voting promptly, you can help your Fund(s) avoid the expense of additional mailings.

As part of our effort to maintain a safe and healthy environment at the Meeting, the Funds and the Board are closely monitoring developments with respect to the novel coronavirus, COVID-19, and the advice and guidance of public health officials. For that reason, the Board reserves the right to reconsider the date, time and/or means of convening the Meeting. Subject to any restrictions imposed by applicable law, the Board may choose to conduct the meeting solely by means of remote communications, or may hold a “hybrid” meeting where some participants attend in person and others attend by means of remote communications. If the Board chooses to change the date, time and/or means of convening the Meeting, the Funds will announce the decision to do so in advance, and details on how to participate will be issued by press release and filed with the Securities and Exchange Commission as additional proxy material. Attendees are also encouraged to review guidance from public health authorities on this issue.

If you would like additional information concerning the proposal described above, please call one of our service representatives at 1-800-262-1122, Monday through Friday between 8:30 a.m. and 5:30 p.m. (Eastern Time). Your participation in this vote is extremely important.

Sincerely,

Thomas E. Faust Jr.

President and Chief Executive Officer

Eaton Vance Management

YOUR VOTE IS IMPORTANT – PLEASE VOTE PROMPTLY.

SHAREHOLDERS ARE URGED TO SIGN AND MAIL THE ENCLOSED PROXY CARD IN THE ENCLOSED POSTAGE PREPAID ENVELOPE OR VOTE BY TELEPHONE OR OVER THE INTERNET BY FOLLOWING THE ENCLOSED INSTRUCTIONS. YOUR VOTE IS IMPORTANT WHETHER YOU OWN A FEW SHARES OR MANY SHARES OF A FUND.

QUESTIONS AND ANSWERS

The following questions and answers provide an overview of the matters on which you are being asked to vote. The accompanying Joint Proxy Statement contains more detailed information about the proposal, and we encourage you to read it in its entirety before voting. Your vote is important.

Q.   Why am I receiving this proxy statement?

A.   The Boards of Trustees (the “Board”) of Eaton Vance Growth Trust (“Growth Trust”), on behalf of Eaton Vance Focused Growth Opportunities Fund (“Focused Growth Opportunities Fund”), Eaton Vance Mutual Funds Trust (“Mutual Funds Trust”), on behalf of Eaton Vance Tax-Managed Multi-Cap Growth Fund (“Tax-Managed Multi-Cap Growth Fund”), and Eaton Vance Special Investment Trust (“Special Investment Trust”), on behalf of Eaton Vance Growth Fund (“Growth Fund”), is holding a Special Joint Meeting of Shareholders on September 17, 2020 (the “Meeting”). Focused Growth Opportunities Fund, Tax-Managed Multi-Cap Growth Fund and Growth Fund are each individually referred to as a “Fund” and collectively as the “Funds”. Shareholders of the Funds are being asked to approve a change in each Fund’s diversification status from diversified to non-diversified, as such terms are defined under the Investment Company Act of 1940, as amended (the “1940 Act”) (“Proposal 1”).

Q.   What am I being asked to vote “FOR” in the proxy statement?

A.   You are being asked to:

1.	Approve a change in the diversification status of the Fund(s) that you own from diversified to non-diversified, as such terms are defined under the 1940 Act; and
2.	Consider and act upon any other matters which may properly come before the Meeting and any adjourned or postponed sessions thereof.

Q.   How can I vote?

A.   You can vote by mail, telephone, over the Internet or in-person at the Meeting, as explained in the enclosed materials. By voting promptly, you can help your Fund(s) avoid the expense of additional solicitations.

Q.    If I send in my proxy now as requested, can I change my vote later?

A.   Yes. Proxies is revocable prior to the Meeting by sending a signed written note with instructions to the Funds’ proxy tabulator, by executing and delivering a later dated proxy or by attending the Meeting and voting the shares in person.

Q.   What effect will the change in the diversification status have on the Funds?

A.   As a diversified fund under the 1940 Act, each Fund currently has a fundamental policy substantively the same as the following: that it may not with respect to 75% of its total assets invest more than 5% of its total assets (taken at current value) in the securities of any one issuer, or invest in more than 10% of the outstanding voting securities of any one issuer, except obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities and except securities of other investment companies. As a fundamental policy, any change to such policy requires shareholder approval. If the change in a Fund’s diversification status is approved, such Fund will operate as a non-diversified fund. The risk of operating as a non-diversified fund is that a Fund could have more concentrated ownership of certain issuers than if it was a diversified fund. Concentrated ownership of issuers may make the Fund more susceptible to economic, business, political or other factors affecting the issuers in which it invests. Accordingly, a non-diversified fund may involve more risk than a diversified fund. By changing each Fund’s status to be non-diversified, portfolio management will have more flexibility in managing each Fund’s investments as described herein.

Q.   How does the Board recommend that shareholders vote on Proposal 1?

A.   The Board, including the Independent Trustees of each Fund unanimously recommend that you vote FOR Proposal 1.

EATON VANCE GROWTH TRUST

Eaton Vance Focused Growth Opportunities Fund

EATON VANCE MUTUAL FUNDS TRUST

Eaton Vance Tax-Managed Multi-Cap Growth Fund

EATON VANCE SPECIAL INVESTMENT TRUST

Eaton Vance Growth Fund

Notice of Special Joint Meeting of Shareholders
To Be Held September 17, 2020

Important Notice Regarding the Availability of Proxy Materials for the Special Joint Meeting of Shareholders to be held on September 17, 2020: The Notice of Special Joint Meeting of Shareholders, Joint Proxy Statement and Proxy Card are available online at [____________________________].

A Special Joint Meeting of Shareholders (the “Meeting”) of each Eaton Vance Fund listed above (each, a “Fund” and collectively, the “Funds”) will be held at the principal office of the Funds, Two International Place, Boston, Massachusetts 02110, on Thursday, September 17, 2020 at 11:30 a.m. (Eastern Time), for the following purposes:

1.	For shareholders of each of Eaton Vance Focused Growth Opportunities Fund (“Focused Growth Opportunities Fund”), Eaton Vance Tax-Managed Multi-Cap Growth Fund (“Tax-Managed Multi-Cap Growth Fund”) and Eaton Vance Growth Fund (“Growth Fund”) to approve a change in the diversification status of Focused Growth Opportunities Fund, Tax-Managed Multi-Cap Growth Fund and Growth Fund, as applicable, from diversified to non-diversified, as such terms are defined under the Investment Company Act of 1940, as amended (“1940 Act”); and
2.	To consider and act upon any other matters which may properly come before the Meeting and any adjourned or postponed session thereof.

The proposal is discussed in greater detail in the following pages.

The Meeting is called pursuant to the By-Laws of Eaton Vance Growth Trust for Focused Growth Opportunities Fund, Eaton Vance Mutual Funds Trust for Tax-Managed Multi-Cap Growth Fund and Eaton Vance Special Investment Trust for Growth Fund. The Boards of Trustees of each Fund (collectively, the “Board”) have fixed the close of business on July 14, 2020 as the record date for the determination of the shareholders of each Fund entitled to notice of and to vote at the Meeting and any adjournments or postponements thereof. The Joint Proxy Statement and accompanying materials are being mailed to shareholders on or about July [24], 2020.

As part of our effort to maintain a safe and healthy environment at the Meeting, the Funds and the Board are closely monitoring developments with respect to the novel coronavirus, COVID-19, and the advice and guidance of public health officials. For that reason, the Board reserves the right to reconsider the date, time and/or means of convening the Meeting. Subject to any restrictions imposed by applicable law, the Board may choose to conduct the meeting solely by means of remote communications, or may hold a “hybrid” meeting where some participants attend in person and others attend by means of remote communications. If the Board chooses to change the date, time and/or means of convening the Meeting, the Funds will announce the decision to do so in advance, and details on how to participate will be issued by press release and filed with the Securities and Exchange Commission (the “SEC”) as additional proxy material. Attendees are also encouraged to review guidance from public health authorities on this issue.

By Order of the Boards of Trustees

Maureen A. Gemma

Secretary

July [24], 2020

Boston, Massachusetts

IMPORTANT

Shareholders can help the Board of Trustees of each Fund avoid the necessity and additional expense of further solicitations, which may be necessary to obtain a quorum, by promptly returning the enclosed proxy or voting by telephone or over the Internet. The enclosed addressed envelope requires no postage if mailed in the United States and is intended for your convenience.

EATON VANCE GROWTH TRUST

Eaton Vance Focused Growth Opportunities Fund

EATON VANCE MUTUAL FUNDS TRUST

Eaton Vance Tax-Managed Multi-Cap Growth Fund

EATON VANCE SPECIAL INVESTMENT TRUST

Eaton Vance Growth Fund

Two International Place
Boston, Massachusetts 02110

JOINT PROXY STATEMENT

A proxy is enclosed with the foregoing Notice of a Special Joint Meeting (the “Meeting”) of Eaton Vance Focused Growth Opportunities Fund (“Focused Growth Opportunities Fund”), a series of Eaton Vance Growth Trust, Eaton Vance Tax-Managed Multi-Cap Growth Fund (“Tax-Managed Multi-Cap Growth Fund”), a series of Eaton Vance Mutual Funds Trust, and Eaton Vance Growth Fund (“Growth Fund”), a series of Eaton Vance Special Investment Trust (collectively, the “Funds”). The Meeting is to be held on September 17, 2020 at 11:30 a.m. (Eastern Time) at Two International Place, Boston, Massachusetts 02110 for the benefit of shareholders who wish to vote, but do not expect to be present at the Meeting. If shareholders of the Funds approve Proposal 1, the change in the applicable Fund’s classification from diversified to non-diversified will become effective when the applicable Fund’s registration statement is revised or supplemented to reflect that the fundamental investment restriction requiring diversification no longer applies to the Fund.

The proxy is solicited on behalf of the Boards of Trustees of each Trust of which the Funds are series (the “Board” or the “Trustees”). Each proxy will be voted in accordance with its instructions; if no instruction is given, an executed proxy will authorize the persons named as attorneys, or any of them, to vote in favor of each matter. A written proxy is revocable by the person giving it prior to exercise by a signed writing filed with the Funds’ proxy tabulator, Computershare Fund Services, P.O. Box 808004, Louisville, KY 40233-9857, or by executing and delivering a later dated proxy, or by attending the Meeting and voting the shares in person. Proxies voted by telephone or over the Internet may be revoked at any time in the same manner that proxies voted by mail may be revoked. If you attend the Meeting in person, please be prepared to present photo identification and proof of your share ownership. These proxy materials are initially being mailed to shareholders on or about July [24], 2020. Supplementary solicitations may be made by mail, telephone or electronic means. By voting promptly, you can avoid additional solicitations by telephone or other means.

The Trustees have fixed the close of business on July 14, 2020 as the record date for the determination of the shareholders entitled to notice of and to vote at the Meeting and any adjournments or postponements thereof. Shareholders at the close of business on the record date will be entitled to one vote for each share held and fractional shares will be entitled to an equivalent fractional vote. The number of shares of beneficial interest of each Fund outstanding as of July 14, 2020 is set forth in Exhibit A.

The persons who held of record 5% or more of the outstanding shares of any class of shares of a Fund as of July 14, 2020 are set forth in Exhibit B. To the knowledge of the Funds, no other person owns (of record or beneficially) 5% or more of the outstanding shares of any class of shares of a Fund. [As of July 14, 2020, the Trustees and principal executive officers, as a group, owned approximately ____% of the outstanding shares of Class __ of Eaton Vance ______ Fund.] As of the same date, the Trustees and principal executive officers, individually and as a group, owned [beneficially less than 1% of the outstanding shares of Class A, Class C and Class I of Focused Growth Opportunities Fund, Class A and Class C of Tax-Managed Multi-Cap Growth Fund and Class A, Class C, Class I and Class R of Growth Fund]. Shareholders of all classes of shares of each Fund will vote jointly on each proposal applicable to that Fund.

The Trustees know of no business that will be presented for consideration other than the business described in the Notice of Meeting. If any other matters are properly presented, it is the intention of the persons named as attorneys in the enclosed proxy to vote the proxies in accordance with their judgment on such matters.

Each Fund has previously sent its Annual Report and Semiannual Report to its shareholders. Each Fund will furnish without charge a copy of the Fund’s most recent Annual Report and the most recent Semiannual Report to any shareholder upon request. Shareholders desiring to obtain a copy of such reports should: (i) access them on Eaton Vance’s website at www.eatonvance.com; (ii) write to the Fund c/o Eaton Vance Management, Two International Place, Boston, MA 02110, Attn: Proxy Coordinator, Mutual Fund Operations; or (iii) call 1-800-262-1122 Monday through Friday between 8:30 a.m. – 5:30 p.m. (Eastern Time).

PROPOSAL 1. APPROVAL OF A CHANGE IN EACH FUND’S DIVERSIFICATION STATUS

FROM DIVERSIFIED TO NON-DIVERSIFIED

At the meeting held on June 9, 2020, the Trustees approved a change in each Fund’s diversification status from diversified to non-diversified. Form N-1A requires investment companies (such as the Funds) to state in their registration statements their status as either a “diversified” or “non-diversified” fund as those terms are defined in Section 5(b) of the Investment Company Act of 1940, as amended (the “1940 Act”). As a diversified fund under the 1940 Act, each Fund currently has a fundamental policy substantively the same as the following: that it may not with respect to 75% of its total assets invest more than 5% of its total assets (taken at current value) in the securities of any one issuer, or invest in more than 10% of the outstanding voting securities of any one issuer, except obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities and except securities of other investment companies. If Proposal 1 is approved with respect to a Fund, the fundamental policy will be eliminated for such Fund and the Fund’s diversification status will change to non-diversified. The risk of operating as a non-diversified fund is that a Fund could have more concentrated ownership of certain issuers than if it was a diversified fund. Concentrated ownership of issuers may make a Fund more susceptible to economic, business, political or other factors affecting the issuers in which it invests. Accordingly, a non-diversified fund may involve more risk than a diversified fund. If shareholders of the Fund approve the Proposal, the change in the applicable Fund’s classification from diversified to non-diversified will become effective when the applicable Fund’s registration statement is revised or supplemented to reflect that the fundamental investment restriction requiring diversification no longer applies to the Fund.

The changes are being proposed due to the composition of each Fund’s corresponding benchmark index, in which certain holdings that represent more than 5% of the index together account for more than 25% of such index. The proposed change would allow the Funds’ portfolio managers to more effectively implement each Fund’s investment strategy by providing flexibility that enables each Fund to be managed in line with its corresponding benchmark index. While the proposed change to the diversification status of each Fund will provide greater flexibility in executing each Fund’s investment program, it is not expected to materially impact the way each Fund is managed.

Tax-Managed Multi-Cap Growth Fund operates in a master-feeder structure and invests substantially all of its assets in Tax-Managed Multi-Cap Growth Portfolio (the “Portfolio”). The Portfolio has the same investment objective and investment policies as Tax-Managed Multi-Cap Growth Fund. The proposed change to Tax-Managed Multi-Cap Growth Fund described herein will also be proposed and implemented for the Portfolio subject to receipt of sufficient votes from the investors in the Portfolio.

If the foregoing change to each Fund’s diversification status is approved, each Fund would continue to be subject to the diversification requirements under Subchapter M of the Internal Revenue Code (“IRC”) that apply to regulated investment companies. To meet the diversification requirements under Subchapter M, among other requirements, each Fund must limit its investment so that at the end of each quarter of the taxable year, 1) not more than 25% of the Fund’s total assets will be invested in the securities of a single issuer and 2) with respect to 50% of its total assets, not more than 5% of its total assets will be invested in the securities of a single issuer and the fund will not own more than 10% of the outstanding voting securities of a single issuer. The Trustees considered the foregoing information in approving the change to the diversification policy of each Fund.

Change to the Portfolio’s diversification status from diversified to non-diversified

When voting on a parallel proposal to modify the Portfolio’s diversification status from diversified to non-diversified, Tax-Managed Multi-Cap Growth Fund will vote its interests in the Portfolio for or against such parallel proposal proportionately to the instructions received to vote for or against Proposal 1. Tax-Managed Multi-Cap Fund shall vote its interest in the Portfolio in the same proportion as the votes cast by its shareholders. If a sufficient number of votes in favor of the parallel proposal are received from Tax-Managed Multi-Cap Growth Fund and the other interest holders in the Portfolio, the Portfolio’s diversification status will change from diversified to non-diversified.

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Vote Required to Approve Proposal 1

Each Fund’s fundamental investment policy on diversification set forth above may not be changed or eliminated without shareholder approval. Therefore, shareholders of each Fund are being asked to approve the change to their Fund’s diversification status to non-diversified (which includes the elimination of its current fundamental investment restriction regarding diversification). Elimination of each Fund’s diversification policy requires the affirmative vote of a “majority of the outstanding voting securities” of the applicable Fund, provided the quorum has been satisfied. As used in this Joint Proxy Statement a “vote of a majority of the outstanding voting securities” means the vote of the lesser of (a) more than 50% of the outstanding voting securities of the Fund entitled to vote on the proposal; or (b) 67% or more of the voting securities of the Fund present at the Meeting or represented by proxy entitled to vote on the proposal if holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy. The shareholders of each Fund will vote separately on the proposed change to the diversification status of their particular Fund.

If shareholders of any Fund do not approve Proposal 1, such Fund will continue to be a diversified fund and a shareholder vote will be required in order to change such Fund’s diversification status.

The Board of Trustees recommends that the shareholders of each Fund vote FOR the proposal to change each Fund’s diversification status from diversified to non-diversified as described in Proposal 1.

NOTICE TO BANKS AND BROKER/DEALERS

The Funds have previously solicited all Nominee and Broker/Dealer accounts as to the number of additional proxy statements required to supply owners of shares. Should additional proxy materials be required for beneficial owners, please forward such requests to Eaton Vance Management, Two International Place, Boston, MA 02110, Attn: Proxy Coordinator.

ADDITIONAL INFORMATION

Proxy Solicitation and Tabulation

The expense of preparing, printing and mailing this Joint Proxy Statement and enclosures and the costs of soliciting proxies on behalf of each Trust’s Board will be paid by the Funds, as described below. Proxies will be solicited by mail and may be solicited in person or by telephone, facsimile or other electronic means by officers of the Trusts, by personnel of Eaton Vance, by the Funds’ transfer agent, BNY Mellon Asset Servicing (“BNY”), by broker-dealer firms or by a professional solicitation organization. The Funds have retained Computershare Fund Services, to assist in the solicitation of proxies, for which the Funds will pay an estimated fee of approximately $105,000 (approximately $60,000 for Growth Fund, $30,000 for Focused Growth Opportunities Fund and $15,000 for Tax-Managed Multi-Cap Growth Fund), including out-of-pocket expenses to be allocated to the Fund(s) for which the solicitation efforts were made. Estimated costs assume a moderate level of solicitation activity. If a greater solicitation effort is required, the solicitation costs would be higher. The expenses connected with the solicitation of these proxies and with any further proxies which may be solicited by a Fund’s officers, by Eaton Vance personnel, by the transfer agent, BNY, by broker-dealer firms or by Computershare Fund Services, in person, or by telephone, by facsimile or other electronic means will be borne by the Funds. A written proxy may be delivered to a Fund or its transfer agent prior to the Meeting by facsimile machine, graphic communication equipment or other electronic transmission. A Fund will reimburse banks, broker-dealer firms, and other persons holding shares registered in their names or in the names of their nominees, for their expenses incurred in sending proxy material to and obtaining proxies from the beneficial owners of such shares. Total aggregate proxy costs for all the Trusts are estimated to be $[115,000]. Such costs will be paid by the Funds pro rata based on the number of shareholder accounts, or with respect to the solicitation fees, as described above. Eaton Vance is expected to bear a portion of the proxy costs for Growth Fund pursuant to an expense reimbursement agreement with such Fund.

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Shareholders may also choose to give their proxy votes by telephone using an automated telephonic voting system or through the Internet rather than return their proxy cards. Please see the proxy card for details. A Fund may arrange for Eaton Vance, its affiliates or agents to contact shareholders who have not returned their proxy cards and offer to have votes recorded by telephone. If a Fund records votes over the Internet or by telephone, it will use procedures designed to authenticate shareholders’ identities, to allow shareholders to authorize the voting of their shares in accordance with their instructions, and to confirm that their instructions have been properly recorded. If the enclosed proxy card is executed and returned, or an Internet or telephonic vote is delivered, that vote may nevertheless be revoked at any time prior to its use by written notification received by the Fund, by the execution of a later-dated proxy card, by the Fund’s receipt of a subsequent valid Internet or telephonic vote, or by attending the Meeting and voting in person.

All proxy cards solicited by each Trust’s Board that are properly executed and telephone and Internet votes that are properly delivered and received by the Secretary prior to the Meeting, and which are not revoked, will be voted at the Meeting. Shares represented by such proxies will be voted in accordance with the instructions thereon. If no specification is made on the proxy card with respect to any Proposal, it will be voted FOR the matters specified on the proxy card. With respect to Fund shares held in Eaton Vance individual retirement accounts, undirected shares will be voted by Eaton Vance or an affiliate in the same proportion as shares of that Fund for which instructions were received. For purposes of determining the presence or absence of a quorum and for determining whether sufficient votes have been received for approval of any matter to be acted upon at the meeting, abstentions and broker non-votes (i.e., proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other person entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present at the meeting for purposes of establishing a quorum, but will have the effect of a vote against the Proposals. Treating broker non-votes as negative votes may result in a proposal not being approved, even though the votes cast in favor would have been sufficient to approve the proposal if some or all of the broker non-votes had been withheld. In certain circumstances in which a Fund has received sufficient votes to approve a matter being recommended for approval by the Board, the Fund may request that brokers and nominees, in their discretion, withhold submission of broker non-votes in order to avoid the need for solicitation of additional votes in favor of the proposal. A Fund may also request that selected brokers and nominees, in their discretion, submit broker non-votes if doing so is necessary to obtain a quorum.

Under the By-laws of each Trust, a quorum requires the presence, in person or by proxy, of at least one-third (1/3) of the outstanding shares of that Fund. Shares owned directly or indirectly by the Trust, if any, shall not be deemed outstanding for this purpose. If a quorum is not present at the meeting or if the quorum is present at the meeting, but sufficient votes by the shareholders of a Fund in favor of the Proposal set forth in the Notice of this meeting are not received by the meeting date, the persons named as attorneys in the enclosed proxy may propose one or more adjournments of the meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of the holders of a majority of the shares of that Fund present in person or by proxy at the session of the Meeting to be adjourned. The persons named as attorneys in the enclosed proxy will vote in favor of such adjournment those proxies that they are entitled to vote in favor of the Proposal for which further solicitation of proxies is to be made. They will vote against any such adjournment those proxies required to be voted against such Proposal. Abstentions and broker non-votes will not be treated as shares voted on any such adjournment. The costs of any such additional solicitation and of any adjourned session will be borne by the Funds as described above.

At the Meeting, all questions relating to the qualifications of voters, the validity of proxies, and the acceptance or rejection of votes shall be decided by the chairman of the Meeting.

As part of our effort to maintain a safe and healthy environment at the Meeting, the Funds and the Board are closely monitoring developments with respect to the novel coronavirus, COVID-19, and the advice and guidance of public health officials. For that reason, the Board reserves the right to reconsider the date, time and/or means of convening the Meeting. Subject to any restrictions imposed by applicable law, the Board may choose to conduct the meeting solely by means of remote communications, or may hold a “hybrid” meeting where some participants attend in person and others attend by means of remote communications. If the Board chooses to change the date, time and/or means of convening the Meeting, the Funds will announce the decision to do so in advance, and details on how to participate will be issued by press release and filed with the SEC as additional proxy material. Attendees are also encouraged to review guidance from public health authorities on this issue.

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Shareholder Proposals

Shareholders wishing to submit proposals for consideration at a subsequent shareholders’ meeting should send their written proposals to: Secretary, Eaton Vance Group of Funds, Two International Place, Boston, MA 02110. Proposals must be received a reasonable time in advance of a proxy solicitation to be considered and the mere submission of a proposal does not guarantee inclusion in the proxy statement or consideration at the Meeting. The Funds do not conduct annual meetings.

Investment Adviser, Principal Underwriter and Administrator

EVM serves as the investment adviser and administrator of Focused Growth Opportunities Fund. Boston Management and Research (“BMR”) serves as the investment adviser of Growth Fund and Tax-Managed Multi-Cap Growth Fund, while EVM serves as administrator of Growth Fund and Tax-Managed Multi-Cap Growth Fund. Eaton Vance Distributors, Inc. (“EVD”) serves as principal underwriter of each Fund. EVM and EVD are each a wholly-owned subsidiary of Eaton Vance Corp. (“EVC”). The principal business address of EVM, EVD, and BMR is Two International Place, Boston, MA 02110.

Householding

One Joint Proxy Statement may be delivered to multiple shareholders at the same address unless you request otherwise. You may request that we do not household proxy statements and/or obtain additional copies of the Joint Proxy Statement by calling 1-800-262-1122, Monday through Friday between 8:30 a.m. – 5:30 p.m. (Eastern Time), or writing to the Fund c/o Eaton Vance Management, Two International Place, Boston, MA 02110.

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Exhibit A

The outstanding shares of beneficial interest of each Fund may consist of Class A, Class C, Class I and Class R shares as indicated below.

Fund Name and Classes	Total No. of Shares Outstanding on July 14, 2020

Eaton Vance Growth Trust
Eaton Vance Focused Growth Opportunities Fund (Classes A, C and I)	_________________

Eaton Vance Mutual Funds Trust
Eaton Vance Tax-Managed Multi-Cap Growth Fund (Classes A and C)	_________________

Eaton Vance Special Investment Trust
Eaton Vance Growth Fund (Classes A, C, I and R)	_________________

A-1

Exhibit B

As of July 14, 2020, the following record owners of the specified Fund and class held the share amounts and corresponding percentages indicated below, which was owned either (i) beneficially by such persons or (ii) of record by such persons on behalf of customers who are the beneficial owners of such shares and as to which such record owners may exercise voting rights under certain limited circumstances. Beneficial owners of 25% or more of a class of a Fund are presumed to be in control of the class for purposes of voting on certain matters submitted to shareholders.

Eaton Vance Growth Trust

Eaton Vance Focused Growth Opportunities Fund

Class A Shares
___________________________	_______________	_____%

Class C Shares
___________________________	_______________	_____%

Class I Shares
___________________________	_______________	_____%

Eaton Vance Mutual Funds Trust

Eaton Vance Tax-Managed Multi-Cap Growth Fund

Class A Shares
___________________________	_______________	_____%

Class C Shares
___________________________	_______________	_____%

Eaton Vance Special Investment Trust

Eaton Vance Growth Fund

Class A Shares
___________________________	_______________	_____%

Class C Shares
___________________________	_______________	_____%

Class I Shares
___________________________	_______________	_____%

Class R Shares
___________________________	_______________	_____%

As of July 14, 2020, Eaton Vance and/or its affiliates did not own 25% or more of the outstanding shares of any Fund.

B-1

PROXY CARD

EATON VANCE FOCUSED GROWTH OPPORTUNITIES FUND

Eaton Vance

Your vote is important no matter how many shares you own. **Please take the time to read the proxy statement and cast your vote today!**

PROXY VOTING OPTIONS

1. **MAIL** your signed, dated and voted proxy back in the postage paid envelope provided.

2. **ONLINE** at __________ using your proxy control number found below.

3. By **PHONE** when you dial toll-free **1-___-___-____** to reach an automated touchtone voting line.

4. By **PHONE** with a live operator when you call toll-free **1-___-___-____** Monday through Friday, __ a.m. to __ p.m. (Eastern Time).

CONTROL NUMBER: [123456789101]

EATON VANCE FOCUSED GROWTH OPPORTUNITIES FUND

SPECIAL JOINT MEETING OF SHAREHOLDERS – SEPTEMBER 17, 2020

The undersigned holder(s) of shares of beneficial interest of Eaton Vance Focused Growth Opportunities Fund (the "Fund"), hereby appoints MAUREEN A. GEMMA, JAMES F. KIRCHNER, PAYSON F. SWAFFIELD and DEIDRE E. WALSH, and each of them, with full power of substitution and revocation, as proxies to represent the undersigned at the Special Joint Meeting of Shareholders of the Fund to be held at the principal office of the Fund, Two International Place, Boston, Massachusetts 02110, on Thursday, September 17, 2020 at 11:30 a.m., Eastern Time, and at any and all adjournments or postponements thereof, and to vote all shares of beneficial interest of the Fund which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the instructions on this proxy.

If you have any questions about how to vote or about the Special Joint Meeting of Shareholders, please call toll-free 1-___-___-____. Representatives are available to assist you Monday through Friday, __ a.m. to __ p.m. (Eastern Time).

Important Notice Regarding the Availability of Proxy Materials for the Special Joint Meeting of Shareholders to be held on Thursday, September 17, 2020. The Notice of Special Joint Meeting of Shareholders, Proxy Statement and Proxy Card are available on the Eaton Vance Funds Website at http://www.eatonvance.com/funddocuments.

[PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE]

EATON VANCE FOCUSED GROWTH OPPORTUNITIES FUND

PROXY CARD

Your signature is required for your vote to be counted.

Please sign exactly as the name(s) appear on this proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If a partnership, please sign in partnership name by authorized person.

SIGNATURE (AND TITLE IF APPLICABLE) DATE

SIGNATURE (IF HELD JOINTLY) DATE

TITLE IF A CORPORATION, PARTNERSHIP OR OTHER ENTITY

WHEN THIS PROXY IS PROPERLY EXECUTED, THE SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED. **IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL SET FORTH BELOW AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO ALL OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE SPECIAL JOINT MEETING AND ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF.** THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF SPECIAL JOINT MEETING AND PROXY STATEMENT.

To vote, mark one box in blue or black ink. Example: ●

THE BOARD OF TRUSTEES RECOMMENDS A VOTE **FOR** THE FOLLOWING PROPOSAL:

		FOR	AGAINST	ABSTAIN
1.	To approve a change in the diversification status of the Fund from a diversified fund to a non-diversified fund, as such terms are defined under the Investment Company Act of 1940, as amended.	O	O	O
2.	To consider and act upon any other matters that may properly come before the Special Joint Meeting and any adjourned or postponed session thereof.			

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN.

TO VOTE, PLEASE UTILIZE ONE OF THE CONVENIENT METHODS DESCRIBED ON THE REVERSE SIDE. IF YOU PLAN ON RETURNING THIS PROXY, PLEASE VOTE, SIGN AND DATE THIS PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

THANK YOU FOR YOUR CONSIDERATION AND VOTING.

IF YOU PLAN ON ATTENDING THE MEETING PLEASE CHECK THE BOX BELOW.

ADDRESS CHANGES: YES

For address changes and/or comments, please mark the box to the right and write them on the back where indicated. O

MEETING ATTENDANCE: YES

Mark the box to the right if you plan to attend the Special Joint Meeting. If you plan to attend the Special Joint Meeting in person, please be prepared to present photo identification and proof of share ownership. O

[PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE]

PROXY CARD

EATON VANCE GROWTH FUND

Eaton Vance

Your vote is important no matter how many shares you own. **Please take the time to read the proxy statement and cast your vote today!**

PROXY VOTING OPTIONS

1. **MAIL** your signed, dated and voted proxy back in the postage paid envelope provided.

2. **ONLINE** at __________ using your proxy control number found below.

3. By **PHONE** when you dial toll-free **1-___-___-____** to reach an automated touchtone voting line.

4. By **PHONE** with a live operator when you call toll-free **1-___-___-____** Monday through Friday, __ a.m. to __ p.m. (Eastern Time).

CONTROL NUMBER: [123456789101]

EATON VANCE GROWTH FUND

SPECIAL JOINT MEETING OF SHAREHOLDERS – SEPTEMBER 17, 2020

The undersigned holder(s) of shares of beneficial interest of Eaton Vance Growth Fund (the "Fund"), hereby appoints MAUREEN A. GEMMA, JAMES F. KIRCHNER, PAYSON F. SWAFFIELD and DEIDRE E. WALSH, and each of them, with full power of substitution and revocation, as proxies to represent the undersigned at the Special Joint Meeting of Shareholders of the Fund to be held at the principal office of the Fund, Two International Place, Boston, Massachusetts 02110, on Thursday, September 17, 2020 at 11:30 a.m., Eastern Time, and at any and all adjournments or postponements thereof, and to vote all shares of beneficial interest of the Fund which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the instructions on this proxy.

If you have any questions about how to vote or about the Special Joint Meeting of Shareholders, please call toll-free 1-___-___-____. Representatives are available to assist you Monday through Friday, __ a.m. to __ p.m. (Eastern Time).

Important Notice Regarding the Availability of Proxy Materials for the Special Joint Meeting of Shareholders to be held on Thursday, September 17, 2020. The Notice of Special Joint Meeting of Shareholders, Proxy Statement and Proxy Card are available on the Eaton Vance Funds Website at http://www.eatonvance.com/funddocuments.

[PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE]

EATON VANCE GROWTH FUND

PROXY CARD

Your signature is required for your vote to be counted.

Please sign exactly as the name(s) appear on this proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If a partnership, please sign in partnership name by authorized person.

____

SIGNATURE (AND TITLE IF APPLICABLE) DATE

____

SIGNATURE (IF HELD JOINTLY) DATE

____

TITLE IF A CORPORATION, PARTNERSHIP OR OTHER ENTITY

WHEN THIS PROXY IS PROPERLY EXECUTED, THE SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED. **IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL SET FORTH BELOW AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO ALL OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE SPECIAL JOINT MEETING AND ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF.** THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF SPECIAL JOINT MEETING AND PROXY STATEMENT.

To vote, mark one box in blue or black ink. Example: ●

THE BOARD OF TRUSTEES RECOMMENDS A VOTE **FOR** THE FOLLOWING PROPOSAL:

	FOR	AGAINST	ABSTAIN
1. To approve a change in the diversification status of the Fund from a diversified fund to a non-diversified fund, as such terms are defined under the Investment Company Act of 1940, as amended.	O	O	O
2. To consider and act upon any other matters that may properly come before the Special Joint Meeting and any adjourned or postponed session thereof.			

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN.

TO VOTE, PLEASE UTILIZE ONE OF THE CONVENIENT METHODS DESCRIBED ON THE REVERSE SIDE. IF YOU PLAN ON RETURNING THIS PROXY, PLEASE VOTE, SIGN AND DATE THIS PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

THANK YOU FOR YOUR CONSIDERATION AND VOTING.

IF YOU PLAN ON ATTENDING THE MEETING PLEASE CHECK THE BOX BELOW.

ADDRESS CHANGES: YES

For address changes and/or comments, please mark the box to the right and write them on the back where indicated. O

____

____

____

MEETING ATTENDANCE: YES

Mark the box to the right if you plan to attend the Special Joint Meeting. If you plan to attend the Special Joint Meeting in person, please be prepared to present photo identification and proof of share ownership. O

[PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE]

PROXY CARD

EATON VANCE TAX-MANAGED MULTI-CAP GROWTH FUND

Eaton Vance

Your vote is important no matter how many shares you own. **Please take the time to read the proxy statement and cast your vote today!**

PROXY VOTING OPTIONS

1. **MAIL** your signed, dated and voted proxy back in the postage paid envelope provided.

2. **ONLINE** at __________ using your proxy control number found below.

3. By **PHONE** when you dial toll-free **1-___-___-____** to reach an automated touchtone voting line.

4. By **PHONE** with a live operator when you call toll-free **1-___-___-____** Monday through Friday, __ a.m. to __ p.m. (Eastern Time).

CONTROL NUMBER: [123456789101]

EATON VANCE TAX-MANAGED MULTI-CAP GROWTH FUND

SPECIAL JOINT MEETING OF SHAREHOLDERS – SEPTEMBER 17, 2020

The undersigned holder(s) of shares of beneficial interest of Eaton Vance Tax-Managed Multi-Cap Growth Fund (the "Fund"), hereby appoints MAUREEN A. GEMMA, JAMES F. KIRCHNER, PAYSON F. SWAFFIELD and DEIDRE E. WALSH, and each of them, with full power of substitution and revocation, as proxies to represent the undersigned at the Special Joint Meeting of Shareholders of the Fund to be held at the principal office of the Fund, Two International Place, Boston, Massachusetts 02110, on Thursday, September 17, 2020 at 11:30 a.m., Eastern Time, and at any and all adjournments or postponements thereof, and to vote all shares of beneficial interest of the Fund which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the instructions on this proxy.

If you have any questions about how to vote or about the Special Joint Meeting of Shareholders, please call toll-free 1-___-___-____. Representatives are available to assist you Monday through Friday, __ a.m. to __ p.m. (Eastern Time).

Important Notice Regarding the Availability of Proxy Materials for the Special Joint Meeting of Shareholders to be held on Thursday, September 17, 2020. The Notice of Special Joint Meeting of Shareholders, Proxy Statement and Proxy Card are available on the Eaton Vance Funds Website at http://www.eatonvance.com/funddocuments.

[PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE]

EATON VANCE TAX-MANAGED MULTI-CAP GROWTH FUND

PROXY CARD

Your signature is required for your vote to be counted.

Please sign exactly as the name(s) appear on this proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If a partnership, please sign in partnership name by authorized person.

SIGNATURE (AND TITLE IF APPLICABLE) DATE

SIGNATURE (IF HELD JOINTLY) DATE

TITLE IF A CORPORATION, PARTNERSHIP OR OTHER ENTITY

WHEN THIS PROXY IS PROPERLY EXECUTED, THE SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED. **IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL SET FORTH BELOW AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO ALL OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE SPECIAL JOINT MEETING AND ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF.** THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF SPECIAL JOINT MEETING AND PROXY STATEMENT.

To vote, mark one box in blue or black ink. Example: ●

THE BOARD OF TRUSTEES RECOMMENDS A VOTE **FOR** THE FOLLOWING PROPOSAL:

	FOR	AGAINST	ABSTAIN
1. To approve a change in the diversification status of the Fund from a diversified fund to a non-diversified fund, as such terms are defined under the Investment Company Act of 1940, as amended.	O	O	O
2. To consider and act upon any other matters that may properly come before the Special Joint Meeting and any adjourned or postponed session thereof.			

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN.

TO VOTE, PLEASE UTILIZE ONE OF THE CONVENIENT METHODS DESCRIBED ON THE REVERSE SIDE. IF YOU PLAN ON RETURNING THIS PROXY, PLEASE VOTE, SIGN AND DATE THIS PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

THANK YOU FOR YOUR CONSIDERATION AND VOTING.

IF YOU PLAN ON ATTENDING THE MEETING PLEASE CHECK THE BOX BELOW.

ADDRESS CHANGES: YES

For address changes and/or comments, please mark the box to the right and write them on the back where indicated. O

MEETING ATTENDANCE: YES

Mark the box to the right if you plan to attend the Special Joint Meeting. If you plan to attend the Special Joint Meeting in person, please be prepared to present photo identification and proof of share ownership. O

[PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE]